UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2020

AMERICAN NATIONAL BANKSHARES INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-12820 (Commission File Number)	54-1284688 (I.R.S. Employer Identification No.)

628 Main Street, Danville, Virginia 24541
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (434) 792-5111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AMNB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                         ☐

Item 8.01     Other Events.

On August 12, 2020, American National Bankshares Inc. (the “Company”) announced that Edward C. Martin, Executive Vice President and Chief Credit Officer for both the Company and its subsidiary bank, American National Bank and Trust Company (the “Bank”), will assume the newly created position of Chief Administrative Officer of the Company and the Bank, effective immediately. Martin, a graduate of the University of Virginia and the McIntire School of Commerce, has over twenty-five years of experience in community banking, including commercial lending and credit. He has been with the Company since 2016 when it expanded into Roanoke, where Martin lives and works. Roanoke is the state banking headquarters for the Company and Martin will also serve as the President of Virginia Banking.

Mark A. Smith, who is currently Senior Vice President and Regional Credit Officer of the Bank, will assume the position of Chief Credit Officer. Smith has been working as Regional Credit Officer for the Bank’s North Region since early 2019, having come to the Bank with more than thirty years in bank lending and credit administration including serving as a Chief Credit Officer for another institution.

A copy of the press release announcing Mr. Martin’s appointment to Chief Administrative Officer and Mr. Smith’s appointment to Chief Credit Officer is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press release, dated August 12, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American National Bankshares Inc.
(Registrant)

Date: August 12, 2020	By:	/s/ Jeffrey V. Haley
Jeffrey V. Haley President and Chief Executive Officer

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